                                                                    Exhibit 10.1


                                            As amended through September 6, 1996

                              YURIE SYSTEMS, INC.
                      1996 NON STATUTORY STOCK OPTION PLAN

1.   Purpose.
     -------

     The purpose of this plan (the "Plan") is to secure for Yurie Systems, Inc. (the "Company") and its shareholders, the benefits arising from capital stock ownership by key employees, consultants, officers and members of the Board of Directors of the Company who are expected to contribute to the Company's future growth and success. Except where the context otherwise requires, the term "Company" shall include the parent and all present and future subsidiaries of the Company as defined in Section 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code").

2.   Type of Options and Administration.
     ----------------------------------

     (a)   Type of Options.  Options granted pursuant to the Plan shall be
           ---------------
authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors) and shall be non-statutory options which are not intended to meet the requirements of Section 422 of the Code.

     (b)   Administration.  The Plan will be administered by the Board of
           --------------
Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. Except as set forth below, the Board of Directors may in its sole discretion grant options to purchase shares of the Company's Common Stock, $0.01 par value ("Common Stock"), and issue shares upon exercise of such options as provided in the Plan. The Board shall have authority subject to the express provisions of the Plan, to construe the option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the options agreements, which need not be identical, and to make any other determination in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director shall be liable for any action or determination made in good faith. The Board of Directors may, to the full extent permitted by or consistent with applicable laws or regulations (including, without limitation, applicable state law and Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), or any successor rule ("Rule 16b-3"), delegate any or all of its powers under the Plan to a committee (the "Committee") appointed by the Board of Directors, and if the Committee is so appointed all references to the Board of Directors in the Plan shall mean and relate to such Committee.

     (c)   Applicability of Rule 16b-3.  Those provisions of the Plan which make
           ---------------------------
express reference to Rule 16b-3 of the Exchange Act shall apply only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a "Reporting Person").
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3.   Eligibility.
     -----------

     (a)   General.  Options may be granted only to persons who are, at the time
           -------
of the grant, (i) employees or directors of the Company or (ii) consultants or advisors to the Company; provided that the Company may agree, by action of the Board of Directors, to grant an option to a prospective employee of the Company (contingent upon such individual accepting employment with the Company) if the Board determines that such a grant is in the best interests of the Company.

     (b)   Grant of Options to Officers and Directors.  From and after the
           ------------------------------------------
registration of the Common Stock of the Company under the Exchange Act, the selection of an officer or a director (as the terms "officer" and "director" are defined for purposes of Rule 16b-3) as a participant, the timing of the option grant, the exercise price of the option and the number of shares for which an option or options may be granted to such officer or director shall be determined either (i) by the Board of Directors, of which all members shall be "disinterested persons" (as hereinafter defined), or (ii) by a committee of two or more directors having full authority to act in the matter, of which all directors shall be "disinterested persons". For the purposes of the Plan, a director shall be deemed to be "disinterested" only if such person qualifies as a "disinterested person" within the meaning of Rule 16b-3, as such term is interpreted from time to time.

4.   Stock Subject to Plan.
     ---------------------

     Subject to adjustment as provided in Section 17 below, the maximum number of shares of Common Stock of the Company which may be issued and sold under the Plan is 3,200,000 shares. The maximum number of shares of Common Stock that can be offered to any individual in any year shall be 1,500,000 shares. Such shares may be authorized and unused shares or may be shares issued and thereafter acquired by the Company. Until the Company has a class of common equity registered under the Exchange Act, the Board of Directors will take steps to assure that sales of securities to optionees under the Plan qualify under Rule 701 under the Securities Act of 1933, including the limit imposed by Rule 701 on the amount of securities that can be offered and sold. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan.

5.   Forms of Option Agreements.
     --------------------------

     As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan as may be approved by the Board of Directors. Such option agreements may differ among recipients. Each option shall state price and other terms at which the underlying stock can be purchased pursuant to the option. In the event of a conflict between the terms of this Plan and an option agreement granted pursuant to this Plan, the terms of this Plan shall supersede the terms of the Option Agreement.

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6.   Purchase Price.
     --------------

     (a)   General.  The purchase price per share of stock deliverable upon the
           -------
exercise of an option shall be determined by the Board of Directors and set forth in the Option Agreement.

     (b)   Payment of Purchase Price.  Options granted under the Plan may
           -------------------------
provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options or by delivery to the Company of shares of Common Stock of the Company then owned by the Optionee having a fair market value equal in amount to the purchase price of such shares, or by any combination of such methods of payment.

7.   Option Period.
     -------------

     Each option and all rights thereunder shall expire on such date as the Board of Directors shall determine and shall be set forth in the option Agreement.

8.   Exercise of Options.
     -------------------

     (a) Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the Option Agreement.

     (b) The Company shall not be required to transfer or deliver any certificate or certificates for shares purchased upon any such exercise of said option until after (i) the stock has been paid for in accordance with the terms of the Option Agreement, and (ii) compliance with all then applicable requirements of law including, but not limited to, collection by the Company from the optionee of all requisite income and employment taxes and compliance with the federal and state securities laws.

9.   Nontransferability of Options.
     -----------------------------

     Except as set forth herein, no option granted under the Plan shall be assignable or transferable by the person to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and during the life of the optionee, shall be exercisable only by the optionee.

10.  Effect of Termination of Employment or Other Relationship.
     ---------------------------------------------------------

     The Board of Directors shall determine the period of time during which an optionee may exercise an option following (i) the termination of the optionee's employment or other relationship with the Company or (ii) the death or disability of the optionee. Such periods shall be set forth in the Option Agreement.

11.  The Company's Right to Repurchase Shares Acquired By Exercise of Option.
     -----------------------------------------------------------------------

     (a)   Voluntary Sale of Stock by the Optionee.  In the event an optionee,
           ---------------------------------------
who has exercised his option and has become a shareholder in the Company, wishes to sell his stock

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

acquired upon exercise of said option (or in the event of his death or disability his personal representative, guardian, or heirs wish to sell the stock) and has received a written bona fide binding offer, he shall give written notice to the Company of his wish to sell his stock, and such notice shall set forth the per share sales price for such stock which has been offered by a third party and shall include a copy of the written bona fide binding offer. Such notice shall be sent by certified mail, return receipt requested, to the President of the Company. The Company shall have the right of first refusal to purchase such shares at the price set forth in the notice.

     (b)   Company's Right to Initiate Repurchase of Optionee's Stock.  The
           ----------------------------------------------------------
Company may, on its own initiative, repurchase all or any portion of such optionee's stock under any of the following circumstances: (1) the optionee's employment or service as a director, consultant or otherwise with the Company terminates for any reason, including death; (2) such optionee's insolvency, bankruptcy or other making of an assignment for the benefit of creditors; or (3) any purported or attempted sale or other assignment, gift, or other transfer of stock to a third party in violation of the terms of the Plan (any of (1), (2) or (3), a "Triggering Event").

     In any such event, the Company shall have the absolute right to repurchase the shares of stock owned by such optionee for a period of six (6) months immediately following the occurrence of the Triggering Event and the shares shall not otherwise be transferable during such six (6) month period.

     (c)   Manner of Exercise.  Within six (6) months following the date that
           ------------------
the Company receives written notice of an optionee's desire to sell his stock in the Company, or following the date of the Triggering Event, the Company shall notify such optionee in writing of the number of shares, if any, that the Company intends to repurchase and of the date, within the six (6) month period, upon which the Company shall purchase the shares. Unless otherwise agreed by the parties, the aggregate repurchase price shall be paid in cash to the optionee or his representative.

     (d)   Price at Which the Company May Repurchase Shares.  If the Company
           ------------------------------------------------
elects to exercise its option pursuant to Section 11(b) hereof and purchase the shares of stock available from the optionee, the Company shall pay such optionee the fair market value of the stock being sold as determined by the Board of Directors.

     If the Company elects to exercise its option pursuant to Section 11(a) hereof and purchase the shares of stock that such optionee seeks to sell to a third party, the Company shall pay the optionee the price per share being offered by such third party, as set forth in the notice delivered to the Company pursuant to Section 11(a).

     (e) If the Company does not elect to acquire such optionee's stock pursuant to Section 11(a), the optionee may, within the 120-day period following the expiration of the right granted to the Company set forth in Section 11(c), sell his or her stock specified in the notice to the Company to the third party, provided that the sale shall not be on terms and conditions less favorable to
-------------
the optionee than those contained in the notice to the Company. If the optionee does not sell his or her stock in such fashion, such stock shall remain subject to the Company's rights set forth in this Section 11.

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

     (f)   Lapse of Repurchase Rights.  Shares acquired pursuant to the exercise
           --------------------------
of any option granted hereunder shall remain subject to the Company's right to repurchase until the earliest to occur of the following:

           i. The effective date of a Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 covering securities of the Company whether or not such shares are covered;

           ii. The date on which a class of securities of the Company is registered under Section 12 of the Exchange Act; or

           iii. The date of which the Company's right to repurchase pursuant to a Triggering Event expires with respect to such shares, in accordance with
Section 11(b) hereof.

     (g) This Section 11 shall apply to all stock acquired upon the exercise of options granted pursuant to the Plan unless otherwise waived or amended pursuant to an optionee's option agreement.

12.  Sale or Other Disposition By Majority Interest.
     ----------------------------------------------

     An optionee shall irrevocably appoint the Company and its Chief Executive Officer, or either of them, as such optionee's agents and attorneys-in-fact, with full power of substitution in the optionee's name, to sell, exchange, transfer or otherwise dispose of all or a portion of such optionee's shares of Common Stock or options, or both, and to do any and all things and to execute any and all documents and instruments (including, without limitation, any stock transfer powers) in connection therewith, such power of attorney not to become operable until such time as the holder or holders of a majority of the issued and outstanding shares of Common Stock of the Company sell, exchange, transfer or otherwise dispose of, or contract to sell, exchange, transfer or otherwise dispose of, all or substantially all of their shares of Common Stock of the Company. Any sale, exchange, transfer other disposition of all or a portion of an optionee's shares of Common Stock pursuant to the foregoing powers of attorney shall be made upon substantially the same terms and conditions (including sale price per share) applicable to a sale, exchange, transfer or other dispositions of all or a portion of shares of Common Stock of the Company owned by the holder or holders of a majority of the issued and outstanding shares of Common Stock of the Company. For purposes of determining the sale price per share of Common Stock under this Section 12, there shall be excluded the consideration (if any) paid or payable to the holder or holders of a majority of the issued and outstanding shares of Common Stock of the Company in connection with any employment, consulting, noncompetition or similar agreements which such holder or holders may enter into in connection with or subsequent to such sale, transfer, exchange or other disposition. The foregoing powers of attorney shall be irrevocable and coupled with an interest and shall not terminate by operation of law, whether by the death, bankruptcy or adjudication of incompetency or insanity of the optionee or the occurrence of any other event.

     The provision in this Section 12 shall remain in effect until the earliest to occur of the following:

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

           i. The effective date of a Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 covering securities of the Company whether or not such shares are covered; or

           ii. The date on which a class of securities of the Company is registered under Section 12 of the Exchange Act.

13.  Additional Provisions.
     ---------------------

     (a)   Additional Option Provisions.  The Board of Directors may, in its
           ----------------------------
sole discretion, include additional provisions in any option granted under the Plan, including, without limitation, restrictions on transfer, repurchase rights, or commitments (i) to pay cash bonuses, (ii) to make, arrange for or guaranty loans, or (iii) to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board of Directors; provided that such additional provisions shall not be inconsistent
           -------------
with any other term or condition of the Plan.

     (b)   Acceleration.  The Board of Directors may, in its sole discretion,
           ------------
(i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised; or (ii) extend the dates during which all or any particular option or options granted under the Plan may be exercised; provided, however, that no such extension shall be permitted if it would cause the Plan to fail to comply with Rule 16b-3.

14.  General Restrictions.
     --------------------

     (a)   Investment Representations.  The Company may require any person to
           --------------------------
whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities law.

     (b)   Compliance With Securities Laws.  Each option shall be subject to the
           -------------------------------
requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to this option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares hereunder, this option may not be exercised, in whole or in part, unless such listing, registrations, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

     Notwithstanding any other provision of this Plan, no transfer for value of any stock acquired upon exercise of the option shall be valid unless (i) the stock has been held for a minimum period of two (2) years in the event that the stock of the Company is not listed on a national exchange or qualified for trading on the NASDAQ System; (ii) there is an effective registration statement under the Securities Act of 1933, as amended; (iii) registration thereunder is not required; or (iv) the holder has furnished a "no-action" letter from the staff of the Securities and Exchange Commission satisfactory to the Company that such registration is not required.

     All stock issued pursuant to the terms of this plan shall bear the following legend:

          The securities represented by this Stock certificate have not been registered under the Securities Act of 1933 or the Securities and Exchange Act of 1934 (the "Act") or applicable state securities laws (the "State Acts"), and shall not be sold, pledged, hypothecated, donated, or otherwise transferred (whether or not for consideration) by the holder unless (i) they have first been registered under the federal and/or state securities laws or (ii) a "no action letter" has been received from the Securities and Exchange Commission and/or the applicable State Securities Commission, to the effect that the registration of such shares under federal and/or state securities laws, is not required in connection with such transfer, or (iii) the Company has received a favorable opinion of its counsel and/or submission to the Corporation of such other evidence as may be satisfactory to counsel for the Company, to the effect that any such transfer shall not be in violation of the Acts and the State Acts.

          These securities are subject to certain rights of the Company, including a right of first refusal and a right to repurchase, such rights being set forth in full in the Yurie Systems, Inc. 1996 Non Statutory Stock Option Plan (the "Plan") and the Yurie Systems, Inc. 1996 Non Statutory Stock Option Grant Agreement (the "Grant Agreement"). The Company will furnish to each stockholder who so request a copy of the Plan and the Grant Agreement.

15.  Rights as a Shareholder.
     -----------------------

     The holder of an option shall have no rights as a shareholder with respect to any shares covered by the option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. Except as Section 16 provides, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

16.  Adjustment Provisions for Recapitalizations and Related Transactions.
     --------------------------------------------------------------------

     (a)   General.  If, through or as a result of any merger, consolidation,
           -------
sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock-split or other similar distribution with respect to the outstanding shares of Common Stock or other securities, (i) the outstanding shares of Common Stock are increased or decreased, or are exchanged for a different number or kind of shares or other securities of the Company or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in

(x) the maximum number and kind of shares reserved for issuance under the Plan,
(y) the number and kind of shares or other securities subject to then outstanding options under the Plan, and (z) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable, provided that no adjustment shall be made pursuant to this Section 16 if such adjustment would cause the Plan to fail to comply with Rule 16b-3.

     (b)   Board Authority to Make Adjustments.  Adjustments under this
           -----------------------------------
Section 16 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent to which adjustments, if any, will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

17.  Merger, Consolidation, Asset Sale, Liquidation, etc.
     ---------------------------------------------------

     (a)   General.  In the event of a consolidation or merger of the Company or
           -------
a sale of all or substantially all of the assets of the Company, in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity, or in the event of a liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions as to outstanding options: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified number of days following the date of such notice, (iii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding options (to the extent exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, and (iv) provide that all or any outstanding options shall become exercisable in full immediately prior to such event. In any such case, the Board of Directors may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates.

     (b)   Substitute Options.  Notwithstanding the eligibility requirements of
           ------------------
Section 3 hereof, the Company may grant options under the Plan in substitution for options held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute options be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.

18.  Public offering.
     ---------------

     In the event that the Company proposes to engage in a public offering of its Common Stock, the Company shall have the right, prior to said offering, to cancel any or all stock options that were granted within the six(6) month period prior to the scheduled date of said public offering.

19.  No Special Employment Rights.
     ----------------------------

     Nothing contained in the Plan or in any option shall confer upon any optionee any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the optionee.

20.  Other Employee Benefits.
     -----------------------

     Except as to plans which by their terms include such amounts as compensation, neither the amount of any compensation deemed to be received by an employee as a result of the exercise of an option nor the sale of shares received upon such exercise will constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

21.  Amendment of the Plan.
     ---------------------

     (a) Except as set forth herein, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the shareholders of the Company is required as to such modification or amendment under Rule 16b-3 with respect to options held by Reporting Persons, the Board of Directors may not effect such modification or amendment without such approval.

     (b) The termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option previously granted to him or her. With the consent of the optionee affected, the Board of Directors may amend outstanding option agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding option to the extent necessary to ensure the qualification of the Plan under Rule 16b-3 of the Exchange Act or any successor rule.

22.  Withholding.
     -----------

     (a) The Company shall have the right to deduct from payments of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or (ii) by delivering to the Company shares of Common Stock already owned by the optionee. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined.

     (b) Notwithstanding the foregoing, in the case of a Reporting Person, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.

23.  Cancellation and New Grant of Options.
     -------------------------------------

     The Board of Directors shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, (i) the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different numbers of shares of Common Stock having an option exercise price per share which may be lower or higher than the exercise price per share of the canceled options or (ii) the amendment of the terms of any and all outstanding options under the Plan to provide an option exercise price per share which is higher or lower than the then-current exercise price per share of such outstanding options.

24.  Effective Date and Duration of the Plan.
     ---------------------------------------

     (a)   Effective Date.  The Plan shall become effective when adopted by the
           --------------
Board of Directors and approved by the shareholders, provided that options may be granted to employees after approval of the Plan by the Board of Directors and prior to shareholder approval, subject to the requirement that shareholder approval of the Plan be obtained within one year of approval by the Board. If such shareholder approval is not obtained within one year, all options granted hereunder shall be null and void. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board of Directors; amendments requiring shareholder approval (as provided in Section 21) shall become effective when adopted by the Board of Directors and approved by the Company's shareholders.

     (b)   Termination.  Unless sooner terminated in accordance with Section 17,
           -----------
the Plan shall terminate upon the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options granted under the Plan.

           Adopted by the Board of Directors on January 31, 1996 and amended by the Board of Directors on April 2, 1996.

           Approved by the Shareholders on April 3, 1996

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